                             MBL GROWTH FUND, INC.

To Our Shareholders and Variable Annuity Participants:

PERFORMANCE

For the six months ending June 30, 1998, MBL Growth Fund returned 13.2% after expenses versus the Standard & Poor's 500 Index return of 17.7%. However, we estimate that the risk level of the portfolio was 92.2% of the market for the period.

IMPORTANT ORGANIZATIONAL DEVELOPMENTS

Recently, you received a "sticker" supplement to your MBL Growth Fund prospectus dated August 6. This notice announced the proposed sale of most of the life insurance and annuity businesses of MBL Growth Fund's sponsor, MBL Life Assurance Corporation, to Anchor National Life Insurance Company, a subsidiary of SunAmerica, Inc.

Shares in the MBL Growth Fund are currently owned by MBL Life and MBL Life's Separate Accounts. As an MBL Life annuity contract holder or participant, you will also receive additional detailed information about the proposed sale. In this letter, however, I want to tell you how the sale is likely to affect the Separate Accounts, and its related impact on the Fund.

The sale of MBL Life's insurance businesses will effect a resolution of the Mutual Benefit Life Rehabilitation, probably in June of 1999. At that time, the Separate Accounts will be terminated or dissolved. MBL Life, along with First Priority Investment Corporation, the distributor of the Fund, will then begin the process of terminating all business operations.

Before all this happens, Separate Account contract holders or participants will receive detailed information and adequate time to decide to exchange, transfer or redeem their accounts. Meanwhile, First Priority will assume the operating expenses of the Fund (with some exceptions) through the end of the Rehabilitation to the extent the expenses exceed one percent (on an annualized basis) of daily net assets.

In light of these expected events, the Fund's Board of Directors must consider whether it is economically viable for the Fund to continue beyond the end of the Rehabilitation. The Board may well decide that the Fund should be terminated. If this occurs, the plan of dissolution would be subject to Separate Account contract holders' and participants' approval.

We will notify you of any proposed plan in a timely manner. In the meantime, we appreciate your continued support and welcome your comments and observations.

                                          Sincerely,

                                         [SIG]
                                          KATHLEEN M. KOERBER
                                          PRESIDENT

August 10, 1998

                        REPORT OF THE INVESTMENT ADVISER

Dear Shareholders and Variable Annuity Participants:

Under Markston's management, the MBL Growth Fund returned 13.2% after expenses during the first six months of 1998. MBL Variable Contract Account-2, which invests in the fund, retained its Morningstar Five Star Rating (*****)(1). We estimate that the risk level in the portfolio was 91.7% of the market during the quarter and 92.2% for the first six months.

Recent market volatility has served as a wake-up call for many investors. The relatively smooth ride they have come to enjoy and expect appears to have hit a bump in the road. While not able to predict the future, we continue to strive to deliver long-term appreciation of capital coupled with a moderate level of risk.

Among our better performers were Allmerica Financial, National Computer Systems and Harte-Hanks.

ALLMERICA appreciated 30% during the first half. It is a former mutual insurance company that has been transformed by Jack O'Brien, formerly #2 to Ned Johnson at Fidelity. Under O'Brien, Allmerica has emerged as one of the fastest growing sellers of annuities in the U.S.

NATIONAL COMPUTER SYSTEMS (NLCS) also helped performance by appreciating 36% during the first half. The new CEO at NLCS, Russ Gullotti, has changed the culture at the company and narrowed its focus to the domestic education market. The company's competitive position has been strengthened through a series of small acquisitions which have made NLCS one of the leaders in supplying software and services to the Kindergarten through 12(th) grade market. All of this is happening against a culture wide move toward higher expectations from our schools. The change in cultural expectation shows up in the statewide testing contracts NLCS is receiving to measure the competency of our schools. NLCS dominates this business. Overall, we expect the company to post 15% to 17% internal growth over the next three to five years.

HARTE-HANKS also helped appreciating 39% in the first half. Harte-Hanks is the leading domestic provider of marketing services, as well as the largest publisher of weekly shoppers. Both businesses enjoy above average internal growth and above average cash margins. This has enabled Harte-Hanks to further enhance its growth by acquiring complementary small marketing companies. All of this became apparent after Harte-Hanks sold its slow growing newspapers in October 1997. In our view, Wall Street is just beginning to recognize the positive changes.

Among our poorer performers were Global DirectMail and Pennzoil.

GLOBAL DIRECTMAIL declined after it announced that sales in May were below budget and that second quarter earnings were likely to come in at roughly half of previous expectations. We believe that this entrepreneurially run enterprise will adjust operations to achieve acceptable profitability.

PENNZOIL declined after investors were disappointed with the company's plans to split the company in two -- and then merge the products company with Quaker State. Also, there is lingering frustration with management's refusal in 1997 to discuss a merger with Union Pacific at a price significantly higher than

---------
(1)Morningstar's proprietary ratings for variable annuity subaccounts reflect risk-adjusted performance and are subject to change each month. Past performance is no guarantee of future results. A subaccount's rating is determined by subtracting its risk score from its performance score for the 3-, 5-, and 10-year periods. These ratings compare annuities in the same investment class, in this case domestic equity. The top 10% of subaccounts in the investment category receive five stars. There are 2,118, 1,361, and 678 subaccounts in Morningstar's domestic equity variable annuity category for the 3-, 5-, and 10- year periods, respectively. For more information, please call your Customer Service Representative at MBL Life Assurance Corporation, 1-800-435-3191.

today's price. And of course, oil prices have declined precipitously which negatively affects the exploration and production business. Our stock was purchased after the proposed merger with Union Pacific fell apart. We view the merger with Quaker State as a reasonable strategic decision. Finally, we believe that management will be under tremendous pressure to increase the share price in the next couple of years to justify refusing the Union Pacific takeover overture.

                                          Sincerely,

                                                         [SIG]
                                          MICHAEL J. MULLARKEY
                                          Managing Director
                                          MARKSTON INVESTMENT MANAGEMENT

August 10, 1998

STATEMENT OF ASSETS AND LIABILITIES
MBL GROWTH FUND, INC.
JUNE 30, 1998 (UNAUDITED)

ASSETS
Investments:
  Common stocks (cost $37,566,721).................................  $54,663,219
  Preferred stocks (cost $163,798).................................      499,497
  Short-term investments (cost $7,019,290).........................    7,019,290
                                                                     -----------
                                                                      62,182,006
Cash...............................................................       39,663
Receivable for investment securities sold..........................       19,514
Receivable for Fund shares sold....................................       15,964
Dividends and interest receivable..................................       47,428
Other assets.......................................................        4,392
                                                                     -----------
        Total Assets...............................................   62,308,967
                                                                     -----------
LIABILITIES
Payable for investment securities purchased........................       42,573
Payable for Fund shares redeemed...................................        4,790
Accrued investment advisory fee....................................       65,363
Accounts payable and accrued expenses..............................       27,812
                                                                     -----------
        Total Liabilities..........................................      140,538
                                                                     -----------
        Net Assets.................................................  $62,168,429
                                                                     -----------
                                                                     -----------

NET ASSETS
Capital stock (4,512,959 shares of $1.00 par value capital stock outstanding, 21,000,000 shares authorized).......................  $ 4,512,959
Paid-in capital....................................................   34,073,932
Accumulated undistributed net investment income....................      391,924
Accumulated undistributed net realized gain from security
  transactions.....................................................    5,757,417
Net unrealized appreciation of investments.........................   17,432,197
                                                                     -----------
        Net Assets.................................................  $62,168,429
                                                                     -----------
                                                                     -----------
Net asset value, offering price, and redemption price per share
  ($62,168,429  DIVIDED BY 4,512,959 shares of
  capital stock outstanding).......................................       $13.78
                                                                     -----------
                                                                     -----------

See notes to financial statements.

STATEMENT OF OPERATIONS
MBL GROWTH FUND, INC.
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment Income:
  Dividends.........................................................  $  413,130
  Interest..........................................................     163,981
                                                                      ----------
                                                                         577,111
Expenses:
  Investment advisory fee...........................................     144,986
  Custodian.........................................................      33,408
  Audit.............................................................      13,633
  Transfer agent....................................................       9,624
  Legal.............................................................       9,281
  Printing..........................................................       5,981
  Insurance expense.................................................       4,456
  Directors' fees...................................................       4,000
  Miscellaneous.....................................................       1,877
  Filing fees.......................................................         776
                                                                      ----------
                                                                         228,022
                                                                      ----------
        Net Investment Income.......................................     349,089
                                                                      ----------
Realized and Unrealized Gain on
  Investments:
  Net realized gain from security transactions......................   4,424,589
  Increase in unrealized appreciation of investments................   2,744,588
                                                                      ----------
    Net Gain on Investments.........................................   7,169,177
                                                                      ----------
    Net Increase in Net Assets Resulting from Operations............  $7,518,266
                                                                      ----------
                                                                      ----------

STATEMENTS OF CHANGES IN NET ASSETS
MBL GROWTH FUND, INC.
(UNAUDITED)

                                                     SIX MONTHS
                                                       ENDED        YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        1998           1997
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income...........................  $   349,089    $   549,147
  Net realized gain from security transactions....    4,424,589      8,153,532
  Increase in unrealized appreciation of
    investments...................................    2,744,588      5,261,720
                                                    ------------   ------------
    Net Increase in Net Assets Resulting from
      Operations..................................    7,518,266     13,964,399
                                                    ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income............            0       (540,838)
  Distributions from net realized gain from
    security transactions.........................            0     (6,913,083)
                                                    ------------   ------------
    Total Distributions to Shareholders...........            0     (7,453,921)
                                                    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets from
    capital share transactions....................   (2,771,271)     4,919,413
                                                    ------------   ------------
    Net Increase in Net Assets....................    4,746,995     11,429,891

NET ASSETS
  Beginning of period.............................   57,421,434     45,991,543
                                                    ------------   ------------
  End of period (including undistributed net
    investment income of $391,924 and $42,835,
    respectively).................................  $62,168,429    $57,421,434
                                                    ------------   ------------
                                                    ------------   ------------

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MBL GROWTH FUND, INC.
JUNE 30, 1998 (UNAUDITED)

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------
            COMMON STOCKS (87.93%)

            COMPUTER SOFTWARE (0.02%)
     1,100  Cirrus Logic, Inc.*....................................  $    12,237
                                                                     -----------

            CONSUMER NON-DURABLES (4.83%)
    52,495  Archer Daniels Midland Co..............................    1,017,091
     6,400  Coca-Cola Co...........................................      547,200
    20,100  National Service Industries, Inc.......................    1,022,588
     7,600  Quaker Oats Co.........................................      417,525
                                                                     -----------
                                                                       3,004,404
                                                                     -----------
            ENERGY (2.67%)
    12,000  Amoco Corp.............................................      499,500
     1,314  Apache Corp............................................       41,391
    17,800  Pennzoil Co............................................      901,125
     2,700  Petroleum Helicopters, Inc., voting....................       54,000
     8,100  Petroleum Helicopters, Inc., non-voting................      162,000
                                                                     -----------
                                                                       1,658,016
                                                                     -----------

            FINANCIAL SERVICES (9.76%)
    46,667  Allmerica Financial Corp...............................    3,033,355
     6,600  American Express Co....................................      752,400
     9,300  Argonaut Group, Inc....................................      294,112
    17,168  First Union Real Estate Equity & Mortgage
              Investments..........................................      158,804
    13,900  Health Care Property Investors, Inc....................      501,269
    37,016  IRT Property Co........................................      407,176
     8,000  Northern Trust Corp....................................      609,500
    13,100  Reliance Group Holdings, Inc...........................      229,250
     1,974  St. Paul Companies, Inc................................       83,031
                                                                     -----------
                                                                       6,068,897
                                                                     -----------

            HEALTH CARE (12.69%)
    54,500  Access Health, Inc.*...................................    1,389,750
     9,100  Biogen, Inc.*..........................................      444,762
     4,600  Cooper Companies, Inc.*................................      167,612
    15,600  Humana, Inc.*..........................................      486,525
     7,000  Johnson & Johnson......................................      516,250
    79,100  Pharmacia & Upjohn, Inc................................    3,648,488
    13,500  Schering-Plough Corp...................................    1,236,938
                                                                     -----------
                                                                       7,890,325
                                                                     -----------

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------

            INDUSTRIAL (14.12%)
     7,600  Commscope, Inc.........................................  $   123,025
     3,700  Cummins Engine, Inc....................................      189,625
     8,300  Dravo Corp.*...........................................       76,256
     7,700  IMC Global, Inc........................................      231,963
    10,900  Lone Star Industries, Inc..............................      839,981
    31,700  Minnesota Mining & Manufacturing Co....................    2,605,344
    21,600  Morgan Products Ltd.*..................................       98,550
    34,500  Ogden Corp.............................................      955,219
    14,800  Valspar Corp...........................................      586,450
    28,800  Vulcan Materials Co....................................    3,072,600
                                                                     -----------
                                                                       8,779,013
                                                                     -----------

            MEDIA/ENTERTAINMENT/LEISURE (12.48%)
    63,000  ACNielsen Corp.*.......................................    1,590,750
    22,800  Eastman Kodak Co.......................................    1,665,825
   102,000  Harte-Hanks Communications.............................    2,632,875
     1,050  Hasbro, Inc............................................       41,278
     5,100  Information Resources, Inc.*...........................       94,350
     6,500  Mattel, Inc............................................      275,031
    20,800  Nelson, Thomas Inc.....................................      278,200
     3,900  Time Warner, Inc.......................................      333,206
    13,500  Times Mirror Co., Series A.............................      848,813
                                                                     -----------
                                                                       7,760,328
                                                                     -----------

            MISCELLANEOUS (1.14%)
    12,200  Catalina Marketing Corp.*..............................      633,637
     6,100  Reading Entertainment, Inc.*...........................       73,200
                                                                     -----------
                                                                         706,837
                                                                     -----------

            RETAIL (10.71%)
    58,580  Burlington Coat Factory Warehouse Corp.................    1,318,050
    79,642  CVS Corp...............................................    3,101,060
    29,556  Cash America International, Inc........................      450,729
    42,500  Charming Shoppes, Inc.*................................      200,547
     6,800  Hartmarx Corp.*........................................       51,425
     4,200  Meyer, Fred, Inc.*.....................................      178,500
    15,100  Oshkosh B'Gosh, Inc., Class A..........................      671,950
    44,400  Vicorp Restaurants, Inc.*..............................      682,650
                                                                     -----------
                                                                       6,654,911
                                                                     -----------

MBL GROWTH FUND, INC.
JUNE 30, 1998 (UNAUDITED)

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------
            TECHNOLOGY (13.41%)
    11,300  3-D Systems, Inc.*.....................................  $   110,881
    26,600  Avid Technology, Inc.*.................................      889,437
     8,800  Bay Networks, Inc.*....................................      283,800
     4,800  Calcomp Technology, Inc.*..............................       11,400
    37,100  Checkpoint Systems, Inc.*..............................      524,037
    10,500  Electronic Data Systems Corp...........................      420,000
    12,500  Glenayre Technologies, Inc.*...........................      134,375
    61,900  Global Directmail Corp.*...............................      781,488
     2,500  Motorola, Inc..........................................      131,406
   154,100  National Computer Systems, Inc.........................    3,679,138
    17,000  Shared Medical System Corp.............................    1,248,438
     2,600  Triquint Semiconductor, Inc.*..........................       49,400
     4,500  Xircom, Inc.*..........................................       69,750
                                                                     -----------
                                                                       8,333,550
                                                                     -----------

            UTILITIES (6.10%)
    19,500  Cinergy Corp...........................................      682,500
     4,080  Duke Power Co..........................................      241,740
     4,800  Eastern Utilities Assoc................................      126,000
    52,743  Houston Industries, Inc................................    1,628,440
    12,000  Northwest Natural Gas Co...............................      335,250
     7,000  Piedmont Natural Gas, Inc..............................      235,375
     7,401  Sprint Corp............................................      521,771
     1,500  UniSource Energy Corp.*................................       23,625
                                                                     -----------
                                                                       3,794,701
                                                                     -----------
            TOTAL COMMON STOCKS....................................   54,663,219
                                                                     -----------

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------

            PREFERRED STOCKS (0.80%)

            MEDIA/ENTERTAINMENT/LEISURE (0.71%)
    15,622  News Corp. Ltd., limited voting*.......................  $   441,322
                                                                     -----------

            MISCELLANEOUS (0.09%)
     5,200  Craig Corp., Class A*..................................       58,175
                                                                     -----------

            TOTAL PREFERRED STOCKS.................................      499,497
                                                                     -----------

PRINCIPAL
  AMOUNT
----------

            SHORT-TERM INVESTMENTS (11.29%)
$7,045,000  U.S. Treasury Bills, 4.59% to 4.95%, due July 9 to
              August 20, 1998......................................    7,019,290
                                                                     -----------
            TOTAL INVESTMENTS (100.02%)............................   62,182,006
            Liabilities in excess of other assets (0.02%)..........      (13,577)
                                                                     -----------
            NET ASSETS (100.00%)...................................  $62,168,429
                                                                     -----------
                                                                     -----------

---------
* Non-income producing security.

  The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.

  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MBL GROWTH FUND, INC. (UNAUDITED)

NOTE A  -- SIGNIFICANT ACCOUNTING POLICIES

MBL Growth Fund, Inc. (the "Fund") is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended.

The Fund functions as the investment vehicle for certain variable annuity contract accounts of MBL Life Assurance Corporation ("MBL Life") which are unit investment trusts ("Separate Accounts") registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments, except for short-term investments which are stated at amortized cost which approximates market value, are valued at closing prices on national securities exchanges. Securities traded on a national securities exchange for which there are no sales on the valuation date and securities traded over-the-counter are valued at closing bid prices. Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and to maintain this qualification by distributing each year substantially all of its taxable net income and net realized capital gains to its shareholders. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

DIVIDENDS AND INTEREST INCOME: Dividends from investment securities and dividends to shareholders are recorded on the ex-dividend date and interest is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B  -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS

The Fund has investment advisory and service agreements with Markston Investment Management ("Adviser"), a partnership between Markston International, Inc. ("Markston") and MBL Sales Corporation ("MBL Sales"). Markston is a 49% general partner of Adviser, and MBL Sales is a 51% general partner. MBL Sales is a wholly-owned subsidiary of MBLLAC Holding Corporation, which is a wholly-owned subsidiary of MBL Life. Under the investment advisory and service agreements, the Fund pays Adviser a periodic fee (basic fee) at the annual rate of .50% of the first $200,000,000 of the Fund's net assets, .45% of the next $100,000,000 of such value, .40% of the next $100,000,000 of such value, and .35% of such value in excess of $400,000,000. The basic fee may be adjusted by an amount determined according to a formula based on the Fund's performance in relation to the Standard & Poor's 500 Index ("Index"). The formula provides for a weekly increase or decrease in the basic fee by an amount equal to .05% of net assets per annum for each full two percentage points that the Fund's investment performance, over a 24-month period, is better or worse than that of the Index. The maximum adjustment is .30%. The fee is computed and accrued daily and paid quarterly. For the period ended June 30, 1998, the basic advisory fee amounted to $152,067. The actual fee amounted to $144,986 which reflected a downward performance adjustment of $7,081.

In addition, the Fund has a distribution agreement with First Priority Investment Corporation ("FPIC") a wholly-owned subsidiary of MBLLAC Holding Corporation.

The compensation of each disinterested director is paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $1,200. Aggregate fees paid during the period to the Fund's disinterested directors amounted to $2,600. Two of the directors of the Fund and all officers of the Fund are either officers or employees of MBL Life. The compensation of the directors and officers and any employees of the Fund affiliated with Adviser or FPIC is paid by the affiliated entities.

NOTE C  -- RELATED PARTY TRANSACTIONS

At June 30,1998, MBL Life owned 94,781, or 2% of the outstanding shares of the Fund. In addition, 4,418,178, or 98% of the outstanding Fund shares are held by MBL Life's Separate Accounts for the benefit of variable annuity contract holders.

On July 15, 1998, MBL Life entered into an agreement with Anchor National Life Insurance Company, a subsidiary of SunAmerica, Inc. ("SunAmerica"), for the purchase of the individual life and individual and group annuity businesses of MBL Life (the "Acquisition"). In accordance with the Plan of Rehabilitation of The Mutual Benefit Life Insurance Company (the predecessor in interest to MBL
Life), the Acquisition is subject to certain judicial and regulatory approvals. Assuming that the necessary approvals are obtained, it is currently anticipated that the Acquisition will occur no later than December 31, 1998 (the "Closing"). The Acquisition will effect a resolution to the proceedings associated with the Plan of Rehabilitation.

As part of the resolution of the proceedings associated with the Plan of Rehabilitation, MBL Life has indicated that it intends to seek a court order to terminate the Separate Accounts that invest in the Fund. In connection with the Acquisition, MBL Life and the Separate Accounts will no longer retain their respective interests in the Fund. Redemptions of Fund shares by MBL Life and the Separate Accounts will cause the Fund's ratio of expenses to average net assets to increase. However, FPIC has agreed to assume the operating expenses of the Fund (excluding taxes, interest, brokerage commissions and extraordinary expenses) to the extent such daily expenses exceed 1.00% on an annualized basis of the Fund's daily net assets through the period ending six months after the Closing.

At present, MBL Life's interest in Adviser will not be included in the Acquisition. However, SunAmerica and MBL Life have agreed to negotiate for a sale of MBL Life's interest in Adviser during the sixty day period beginning on July 15, 1998. Also, under the terms of the Acquisition, MBL Life's interest in FPIC will not be included in the assets of MBL Life that are transferred to Anchor National. At the present time, it is anticipated that FPIC will begin the process of terminating all business operations at the end of the six month period after the Closing.

The Board of Directors of the Fund is considering alternatives with regard to the Fund, including the possible liquidation and dissolution of the Fund. Among factors being taken into account is whether, as a result of the planned redemption of Fund shares by MBL Life and the Separate Accounts, the Fund can continue to operate in an economically viable manner, or whether the Fund will have any business purpose once the redemptions have been completed.

NOTE D  -- CAPITAL STOCK

A summary of capital share transactions follows:

                                                 Six Months Ended June 30,     Year Ended December 31,
                                                            1998                        1997
                                                ----------------------------  -------------------------
                                                   Shares         Amount        Shares       Amount
                                                -------------  -------------  ----------  -------------
Shares sold...................................         12,937  $     174,486      41,036  $     518,989
Shares issued in reinvestment of income
 dividends and capital gain distributions.....              0              0     618,566      7,453,921
                                                -------------  -------------  ----------  -------------
                                                       12,937        174,486     659,602      7,972,910
Less shares repurchased.......................       (219,264)    (2,945,757)   (247,466)    (3,053,497)
                                                -------------  -------------  ----------  -------------
Net increase (decrease) in number of shares
 outstanding and net assets resulting from
 capital share transactions...................       (206,327) $  (2,771,271)    412,136  $   4,919,413
                                                -------------  -------------  ----------  -------------
                                                -------------  -------------  ----------  -------------

NOTE E  -- PURCHASES AND SALES OF INVESTMENTS

Purchases and proceeds from sales of investments during the period ended June 30, 1998, other than short-term investments, aggregated $6,137,475 and $11,493,492, respectively.

The identified cost of investments owned at June 30, 1998 for federal income tax purposes was $44,749,809. At June 30, 1998, gross unrealized appreciation of investments was $18,840,105, and gross unrealized depreciation of investments was $1,407,908 resulting in net unrealized appreciation of $17,432,197, for federal income tax purposes.

NOTE F  -- DISTRIBUTIONS AND DIVIDENDS

A capital gain distribution and income dividend of $0.31 and $0.08 per share, respectively, was declared by the Board of Directors on August 20, 1998 and paid on August 21, 1998 to shareholders of record on August 20, 1998.

-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                             MBL GROWTH FUND, INC.
                                  (UNAUDITED)

Selected data for each share of capital stock outstanding throughout the periods indicated:

                                                       SIX
                                                      MONTHS
                                                      ENDED              YEAR ENDED DECEMBER 31,
                                                     JUNE 30,   ------------------------------------------
                                                       1998       1997       1996       1995       1994
                                                    ----------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Period..............   $  12.17   $  10.68   $  10.27   $   8.36   $   9.55
                                                    ----------  ---------  ---------  ---------  ---------
Net investment income.............................       0.08       0.13       0.23       0.26       0.21
Net realized and unrealized gain (loss) on
  investments.....................................       1.53       3.16       2.24       2.59      (0.01)
                                                    ----------  ---------  ---------  ---------  ---------
Net increase in net assets from operations........       1.61       3.29       2.47       2.85       0.20
                                                    ----------  ---------  ---------  ---------  ---------
Dividends from net investment income..............          --     (0.13)     (0.24)     (0.26)     (0.21)
Distributions from net realized gain from security
  transactions....................................      --         (1.67)     (1.82)     (0.68)     (1.18)
                                                    ----------  ---------  ---------  ---------  ---------
Total distributions...............................          --     (1.80)     (2.06)     (0.94)     (1.39)
                                                    ----------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period....................  $   13.78   $  12.17   $  10.68   $  10.27   $   8.36
                                                    ----------  ---------  ---------  ---------  ---------
                                                    ----------  ---------  ---------  ---------  ---------
Total Return......................................      13.15%     31.12%     24.57%     34.75%      2.13%
                                                    ----------  ---------  ---------  ---------  ---------
                                                    ----------  ---------  ---------  ---------  ---------
Ratios/Supplemental Data:
Net Assets, End of Period (thousands).............  $   62,168  $  57,421  $  45,992  $  40,151  $  32,000
                                                    ----------  ---------  ---------  ---------  ---------
                                                    ----------  ---------  ---------  ---------  ---------
Ratio of Expenses to Average Net Assets...........       0.37%      0.92%      0.83%      0.86%      1.13%
                                                    ----------  ---------  ---------  ---------  ---------
                                                    ----------  ---------  ---------  ---------  ---------
Ratio of Net Investment Income to Average Net
  Assets..........................................       0.57%      1.05%      2.07%      2.73%      2.15%
                                                    ----------  ---------  ---------  ---------  ---------
                                                    ----------  ---------  ---------  ---------  ---------
Portfolio Turnover Rate...........................      10.84%     60.47%     65.37%     47.49%     78.29%
                                                    ----------  ---------  ---------  ---------  ---------
                                                    ----------  ---------  ---------  ---------  ---------
Average Commission Rate Paid......................  $   0.0218  $  0.0228  $  0.0250         --         --
                                                    ----------  ---------  ---------  ---------  ---------
                                                    ----------  ---------  ---------  ---------  ---------

See notes to financial statements.

NET ASSET VALUES AND PAYOUTS (UNAUDITED)

Following is a tabular illustration of the Fund's history since shares of the Fund were first offered for sale on December 17, 1982.

                                      Per Share
                             ----------------------------
                               Dividends
                 Net asset     from net        Capital
                   value      investment        gains
 Period ended    per share      income      distributions
---------------------------------------------------------
 December 31,
     1982        $   10.30            --             --
 December 31,
     1983            12.67   $       .15    $       .05
 December 31,
     1984            11.20           .51           1.11
 December 31,
     1985            12.73           .46            .99
 December 31,
     1986            14.28           .38            .61
 December 31,
     1987            11.69           .59           1.96
 December 31,
     1988            14.06           .44           .385
 December 31,
     1989            17.18           .47            .42
 December 31,
     1990            15.45           .58            .25
 December 31,
     1991            11.00           .66           7.17
 December 31,
     1992             9.36           .31           2.89
 December 31,
     1993             9.55           .17            .91
 December 31,
     1994             8.36           .21           1.18
December 31,
1995                 10.27           .26            .68
December 31,
1996                 10.68           .24           1.82
December 31,
1997                 12.17           .13           1.67
June 30, 1998        13.78            --             --
---------------------------------------------------------

PORTFOLIO CHANGES (UNAUDITED)

For the period ended June 30, 1998:

INVESTMENTS ADDED
Cirrus Logic, Inc.
Commscope, Inc.
Information Resources, Inc.
Johnson & Johnson
Meyer, Fred, Inc.
Pennzoil Co.
St. Paul Companies, Inc.
Triquint Semiconductor, Inc.

INVESTMENTS ELIMINATED

Adobe Systems, Inc.
CII Financial, Inc. (bonds)
Imation Corp.
Integrated Systems, Inc.
Intel Corp.
Lubrizol Corp.
Mazel Stores, Inc.
National Education Corp. (bonds)
Olsten Corp.
Pete's Brewing Co.
USF&G Corp.

                             MBL GROWTH FUND, INC.
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS
                                William G. Clark

                               Horace J. DePodwin

                             Herbert M. Groce, Jr.

                              Kathleen M. Koerber

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                         Markston Investment Management
                            1 North Lexington Avenue
                       White Plains, New York 10601-1702

                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND.

FS-629 (8-98)
15152

Semiannual Report

June 30, 1998

MBL GROWTH FUND, INC.

                                 Distributed by

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